Exhibit H (2)

Agreement between Money Management Associates and Rushmore Services, Inc.

                               AGREEMENT

   This Agreement by and between Money Management Associates, a District of Columbia limited partnership located at Palm Beach Gardens, Florida ("MMA") and Rushmore Services, Inc., a Maryland corporation located at 4922 Fairmont Avenue, Bethesda, Maryland 20814 ("RSI"). This Agreement is made and entered into on the 1st day of October 1994.
                              WITNESSETH

   WHEREAS MMA provides investment advisory services to mutual funds; those mutual funds currently being advised by MMA are: Fund for Tax-Free Investors, Inc., The Rushmore Fund, Inc., Fund for Government Investors, and American Gas Index Fund, Inc.; MMA provides administrative services to the Cappiello-Rushmore Trust (collectively the "Mutual Funds"); and

   WHEREAS RSI provides administrative services to MMA in connection with its management, promotion and distribution of Mutual Funds; and

   IT IS the purpose of this Agreement to clearly define the obligations of each of the parties hereto with respect to services rendered by RSI.

   NOW THEREFORE in consideration of the mutual promises herein exchanged the parties agree as follows:

   1. RSI shall provide the administrative services as set forth above to MMA. It shall also execute trades and monitor portfolios for the Mutual Funds. It shall maintain MMA records in Bethesda, Maryland at its offices and assemble, prepare and file required reports with the Securities and Exchange Commission and the Office of Thrift Supervision.

   2. MMA shall pay a monthly service fee to RSI of $82,350.00 which is intended to compensate RSI for management of the Mutual Funds, salary, rental expense, and profit. Additional expenses which are reimbursable include, but are not limited to, advertising, promotion, distribution, professional fees, telephone, postage and travel expense. The monthly service fee shall be paid at the beginning of each month and the reimbursement shall be paid as billed monthly. Payments will be first allocated to the service fee and then to reimbursement.

   3. The term of this Agreement shall be one year beginning on the 1st day of January, 1995. This Agreement shall be automatically renewed between the parties on an annual basis unless within thirty
(30) days of an annual termination date notice is given by one party or the other of its intention not to renew.

   4. The monthly fee, however, shall be renegotiable annually between the parties. In the event that the parties cannot come to an agreement on the amount of the monthly fee thirty (30) days in advance of the termination of the current annual contract, such failure to agree shall constitute a termination notice of the contract.

   5. Any dispute or disagreement arising between MMA and RSI in conjunction with any provision of this Agreement, or the compliance or non-compliance therewith, which is not settled within thirty (30) days (or such period as may be mutually agreed upon) from the date that either party informs the other in writing that such dispute or disagreement exists, shall be settled by arbitration in accordance with rules set by a three member panel, one member each selected by MMA and RSI and the third being an attorney selected by mutual agreement of MMA and RSI, with all charges submitted by said attorney to be shared equally by MMA and RSI. The decision of the panel shall be by majority vote and final and not subject to judicial review, and judgment may be entered thereon in accordance with applicable law in any court having jurisdiction thereof.

   6. All notices, demands and other communications required or permitted to be given hereunder shall be made in writing and shall be deemed to be duly given if personally delivered or if deposited in the United States mail, registered or certified mail, with postage prepaid, and addressed to the appropriate party at the address set forth below, or at such other address as the parties may designate in writing delivered in accordance with the provisions of this paragraph.

   If to MMA:
      Money Management Associates
      P.O. Box 31237
      Palm Beach Gardens, Florida  33420

      Attention:  Daniel L. O'Connor

   If to RSI:
      Rushmore Services, Inc.
      4922 Fairmont Avenue
      Bethesda, Maryland  20814

      Attention:  Martin M. O'Connor

   7. This Agreement is intended by the parties as a full expression of their agreement with respect to the subject matter hereof and a complete and exclusive statement of the terms thereof. No course of prior dealings between the parties and no usage of trade shall be relevant or admissible to supplement, explain, or vary any of the terms of this Agreement. Acceptance of, or acquiescence in, a course of performance rendered under this Agreement shall not be relevant or admissible to vary the terms and meaning of this Agreement, even though the accepting or acquiescing party has knowledge of the nature of the performance and the opportunity to make objection. No representations, undertakings, or agreements have been made or relied upon in the making of this Agreement other than those specifically set forth herein.

   8. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland and shall be binding upon and shall inure to the benefit of the parties hereto.

   IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

WITNESS:                      MONEY MANAGEMENT ASSOCIATES:


/s/ Stephenie E. Adams        /s/ Daniel L. O'Connor
By:  Stephenie E. Adams       By:   Daniel L. O'Connor
                                    General Partner



WITNESS:                      RUSHMORE SERVICES, INC.


/s/ Stephenie E. Adams        /s/ Martin M. O'Connor
By:  Stephenie E. Adams       By:   Martin M. O'Connor
                                    Vice President, Secretary

                               AMENDMENT
                                  TO
                           AGREEMENT BETWEEN
                      MONEY MANAGEMENT ASSOCIATES
                                  AND
                        RUSHMORE SERVICES, INC.


   The following amendment is hereby made to the Agreement dated October 1, 1994 between Money Management Associates and Rushmore Services, Inc. The following paragraphs shall replace in their entirety paragraphs (2) and (3) of the original Agreement:

   2. MMA shall pay a monthly service fee to RSI of $63,500.00 which is intended to compensate RSI for management of the Mutual Funds, salary, rental expense, and profit. Additional expenses which are reimbursable include, but are not limited to, advertising, promotion, distribution, professional fees, telephone, postage and travel expense. The monthly service fee shall be paid at the beginning of each month and the reimbursement shall be paid as billed monthly. Payments will be first allocated to the service fee and then to reimbursement.

   3. The term of this Agreement shall be one year beginning on the 1st day of January, 1996. This Agreement shall be automatically renewed between the parties on an annual basis unless within thirty
(30) days of an annual termination date notice is given by one party or the other of its intention not to renew.

WITNESS:                      MONEY MANAGEMENT ASSOCIATES


/s/ Stephenie E. Adams        /s/ Daniel L. O'Connor
By:  Stephenie E. Adams       By:   Daniel L. O'Connor
                                    General Partner



WITNESS:                      RUSHMORE SERVICES, INC.


/s/ Stephenie E. Adams        /s/ Martin M. O'Connor
By:  Stephenie E. Adams       By:   Martin M. O'Connor
                                    Vice President, Secretary

December 24, 1995

                               AMENDMENT
                                  TO
                           AGREEMENT BETWEEN
                      MONEY MANAGEMENT ASSOCIATES
                                  AND
                        RUSHMORE SERVICES, INC.


   The following amendment is hereby made to the Agreement dated
October 1, 1994 between Money Management Associates and Rushmore
Services, Inc. The following paragraphs shall replace in their entirety paragraphs (2) and (3) of the amended Agreement:

   2. MMA shall pay a monthly service fee to RSI of $56,000.00 which is intended to compensate RSI for management of the Mutual Funds, salary, rental expense, and profit. Additional expenses which are reimbursable include, but are not limited to, advertising, promotion, distribution, professional fees, telephone, postage and travel expense. The monthly service fee shall be paid at the beginning of each month and the reimbursement shall be paid as billed monthly. Payments will be first allocated to the service fee and then to reimbursement.

   3. The term of this Agreement shall be one year beginning on the 1st day of January, 1997. This Agreement shall be automatically renewed between the parties on an annual basis unless within thirty
(30) days of an annual termination date notice is given by one party or the other of its intention not to renew.

WITNESS:                      MONEY MANAGEMENT ASSOCIATES


/s/ Stephenie E. Adams        /s/ Daniel L. O'Connor
By:  Stephenie E. Adams       By:   Daniel L. O'Connor
                                    General Partner



WITNESS:                      RUSHMORE SERVICES, INC.


/s/ Stephenie E. Adams        /s/ Martin M. O'Connor
By:  Stephenie E. Adams       By:   Martin M. O'Connor
                                    Vice President, Secretary

December 23, 1996

                               AMENDMENT
                                  TO
                           AGREEMENT BETWEEN
                      MONEY MANAGEMENT ASSOCIATES
                                  AND
                        RUSHMORE SERVICES, INC.


   The following amendment is hereby made to the Agreement dated
October 1, 1994 between Money Management Associates and Rushmore
Services, Inc. The following paragraphs shall replace in their entirety paragraphs (2) and (3) of the amended Agreement:

   2. MMA shall pay a monthly service fee to RSI of $75,000.00 which is intended to compensate RSI for management of the Mutual Funds, salary, rental expense, and profit. Additional expenses which are reimbursable include, but are not limited to, advertising, promotion, distribution, professional fees, telephone, postage and travel expense. The monthly service fee shall be paid at the beginning of each month and the reimbursement shall be paid as billed monthly. Payments will be first allocated to the service fee and then to reimbursement.

   3. The term of this Agreement shall be six months beginning on the 1st day of July, 1997. This Agreement shall be automatically renewed between the parties on an annual basis unless within thirty (30) days of an annual termination date notice is given by one party or the other of its intention not to renew.

WITNESS:                      MONEY MANAGEMENT ASSOCIATES



/s/ Stephenie E. Adams        /s/ Daniel L. O'Connor
By:  Stephenie E. Adams       By: Daniel L. O'Connor
                                  General Partner



WITNESS:                      RUSHMORE SERVICES, INC.


/s/ Stephenie E. Adams        /s/ Martin M. O'Connor
By:  Stephenie E. Adams       By:   Martin M. O'Connor
                                    Vice President, Secretary

June 30, 1997

                               AMENDMENT
                                  TO
                           AGREEMENT BETWEEN
                      MONEY MANAGEMENT ASSOCIATES
                                  AND
                        RUSHMORE SERVICES, INC.


   The following amendment is hereby made to the Agreement dated
October 1, 1994 between Money Management Associates and Rushmore
Services, Inc. The following paragraphs shall replace in their entirety paragraphs (2) and (3) of the amended Agreement:

   2. MMA shall pay a monthly service fee to RSI of $60,000.00 which is intended to compensate RSI for management of the Mutual Funds, salary, rental expense, and profit. Additional expenses which are reimbursable include, but are not limited to, advertising, promotion, distribution, professional fees, telephone, postage and travel expense. The monthly service fee shall be paid at the beginning of each month and the reimbursement shall be paid as billed monthly. Payments will be first allocated to the service fee and then to reimbursement.

   3. The term of this Agreement shall be one year beginning on the 1st day of January, 1998. This Agreement shall be automatically renewed between the parties on an annual basis unless within thirty
(30) days of an annual termination date notice is given by one party or the other of its intention not to renew.

WITNESS:                      MONEY MANAGEMENT ASSOCIATES


/s/ Stephenie E. Adams        /s/ Daniel L. O'Connor
By:  Stephenie E. Adams       By:   Daniel L. O'Connor
                                    General Partner



WITNESS:                      RUSHMORE SERVICES, INC.


/s/ Stephenie E. Adams        /s/ Martin M. O'Connor
By:  Stephenie E. Adams       By:   Martin M. O'Connor
                                    Vice President, Secretary

December 31, 1997

                               AMENDMENT
                                  TO
                           AGREEMENT BETWEEN
                      MONEY MANAGEMENT ASSOCIATES
                                  AND
                        RUSHMORE SERVICES, INC.


   The following amendment is hereby made to the Agreement dated
October 1, 1994 between Money Management Associates and Rushmore
Services, Inc. The following paragraphs shall replace in their entirety paragraphs (2) and (3) of the amended Agreement:

   2. MMA shall pay a monthly service fee to RSI of $70,000.00 which is intended to compensate RSI for management of the Mutual Funds, salary, rental expense, and profit. Additional expenses which are reimbursable include, but are not limited to, advertising, promotion, distribution, professional fees, telephone, postage and travel expense. The monthly service fee shall be paid at the beginning of each month and the reimbursement shall be paid as billed monthly. Payments will be first allocated to the service fee and then to reimbursement.

   3. The term of this Agreement shall be one year beginning on the 1st day of January, 1999. This Agreement shall be automatically renewed between the parties on an annual basis unless within thirty
(30) days of an annual termination date notice is given by one party or the other of its intention not to renew.

WITNESS:                      MONEY MANAGEMENT ASSOCIATES


/s/ Stephenie E. Adams        /s/ Daniel L. O'Connor
By:  Stephenie E. Adams       By:   Daniel L. O'Connor
                                    General Partner



WITNESS:                      RUSHMORE SERVICES, INC.


/s/ Stephenie E. Adams        /s/ Martin M. O'Connor
By:  Stephenie E. Adams       By:   Martin M. O'Connor
                                    Vice President, Secretary

December 31, 1998